UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2011
VCG Holding Corp.
(Exact Name of Registrant as Specified in its Charter)

Colorado	001-32208	84-1157022
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

390 Union Boulevard, Suite 540
Lakewood, Colorado	80228
(Address of Principal Executive Offices)	(Zip Code)
(303) 934-2424
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
SIGNATURES

Item 5.07. Submission of Matters to a Vote of Security Holders.
VCG Holding Corp. (the “Company”) held a special meeting of stockholders on April 11, 2011 (the “Special Meeting”) to consider and vote on a proposal to adopt and approve the Agreement and Plan of Merger, dated as of November 9, 2010 and as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of March 17, 2011 (the “Merger Agreement”), by and among the Company, Family Dog, LLC, a Colorado limited liability company, FD Acquisition Co., a Colorado corporation and a wholly owned subsidiary of Family Dog, Troy Lowrie, the Company’s Chairman of the Board and Chief Executive Officer, and Micheal Ocello, the Company’s President and Chief Operating Officer.
Adoption and approval of the Merger Agreement required the affirmative vote of both (a) the holders of a majority of the outstanding shares of VCG’s common stock entitled to vote at the Special Meeting, as required by 7-111-103(5) of the Colorado Business Corporation Act (the “State Law Vote”), and (b) a majority of the votes actually cast at the Special Meeting, as required by the terms of the Merger Agreement (the “Majority of the Minority Vote”). All abstaining votes, broker non-votes and votes cast by Messrs. Lowrie and Ocello and certain entities owned or controlled by them, as further described in the Merger Agreement, were not taken into account for any purpose when determining whether the Majority of the Minority Vote was achieved (e.g., in calculating votes cast in favor or total votes cast).
A quorum was present at the Special Meeting and the Merger Agreement was adopted and approved by the affirmative vote of both the State Law Vote and the Majority of the Minority Vote.
A tally of the State Law Vote at the Special Meeting is as follows:

FOR	AGAINST	ABSTAIN

9,864,996	406,272	61,200
A tally of the Majority of the Minority Vote at the Special Meeting is as follows:

FOR	AGAINST	ABSTAIN

4,750,918	406,272	61,200
The Company expects to close and complete the transactions contemplated by the Merger Agreement no later than April 15, 2011.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS
Certain statements in this Current Report on Form 8-K are forward-looking statements. All statements, other than statements of historical fact, included in this Current Report on Form 8-K that address activities, events or developments that we believe or anticipate will or may occur in the future are forward-looking statements. Such statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict, including, without limitation, whether the parties to the Merger Agreement will successfully consummate the merger. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous risks, uncertainties and factors identified from time to time in the Company’s reports with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2010. All forward-looking statements attributable to us or any persons acting on our behalf are expressly qualified in their entirety by these risks, uncertainties and factors. All guidance and forward-looking statements in this Current Report on Form 8-K are made as of the date hereof and we do not undertake any obligation to update any forecast or forward-looking statements, except as may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCG HOLDING CORP.
Date: April 11, 2011	By:	/s/ TENICIA BRADLEY
Tenicia Bradley
Secretary